SECURITY AGREEMENT - GOODS AND CHATTELS



TO:      MILBERG FACTORS, INC.
         99 Park Avenue
         New York, NY 10016

Gentlemen:

                  1. To secure the payment of all debts, liabilities, obligations, covenants and duties owing by us to you under that certain Security Agreement (Accounts Receivable - Financing) bearing the effective date of September 26, 1996, as well as to secure the payment in full of the other Obligations referred to herein, we hereby grant to you a continuing security interest in all goods and general intangibles (as defined in Article 9 of the Uniform Commercial Code) whether now owned or hereafter acquired by us and wherever located, all replacements and substitutions therefor or accessions thereto and all proceeds thereof, including, without limitation, the machinery and equipment described in the annexed Schedule "A" (all herein referred to collectively as "Collateral"). Inventory is specifically excluded from the Collateral.

                  2. The term "Obligations" as used herein shall mean and include the indebtedness owing by us to you as hereinabove specifically set forth and also any and all other loans, advances, extensions of credit, endorsements, guaranties, benefits or financial accommodations heretofore or hereafter made, granted or extended by you to us or which you have or will become obligated to make, grant or extend to or for our account and any and all interest, commissions, obligations, liabilities, indebtedness, charges or expenses heretofore or hereafter chargeable against us or owing by us to you or upon which we may be or have become liable as endorser and guarantor and any and all renewals or extensions of any of the foregoing, no matter how or when arising, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether under any present or future agreement or instrument between us or otherwise and the amount due upon any notes or other obligations given to or received by you for or on account of any of the foregoing and the performance and fulfillment by us of all of the terms, conditions, promises, covenants, provisions and warranties contained in this Security Agreement and any note or notes secured hereby or in any present or future agreement or instrument between us.

                  3. Unless expressly limited by the provisions of paragraph "1", your security interest granted and created in the Collateral shall extend and attach to the entire Collateral whether the same constitutes personal property or fixtures, including, without limitation, to all dies, jiggs, tools, benches, tables, substitutions, accretions, component parts, replacements thereof and additions thereto, as well as to all accessories, motors, engines, auxiliary parts used in connection with or attached to the Collateral and any packing material in which the Collateral may be contained. We shall furnish you from time to time upon request with written statements and schedules identifying and describing the Collateral and any additions thereto and substitutions thereof in such detail as you may require.

                  4.       We hereby warrant and covenant to you that:

                           (a)      the Collateral is presently located at 207
Sheffield Street, Mountainside, N.J. 07092 and we will notify you promptly of any new location where Collateral may be located;

                           (b)      we are the lawful owner of the Collateral
free from any adverse lien, security or encumbrance whatsoever and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons;

                           (c)      we will keep the Collateral free and clear
of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature;

                           (d)      we will at our own cost and expense keep the
Collateral in good state of repair and will not waste or destroy the same or any part thereof;

                           (e)      we will not without your prior written
consent, sell, exchange, lease or otherwise dispose of the Collateral or any of our rights therein or permit any lien or security interest to attach to same, except that created by this Agreement;

                           (f)      we will insure the Collateral in your name
against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts and under policies by insurers acceptable to you and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and charge the cost to our account;

                           (g)      we will not permit any Collateral to be
removed from its present location without your prior written consent, and we will at all times allow you or your representatives free access to and the right of inspection of the Collateral;

                           (h)     we shall comply with the terms and conditions
of any leases covering the premises wherein the Collateral is located and any orders, ordinances, laws or statutes of any city, state, or governmental department having jurisdiction with respect to such premises or the conduct of business thereon, and, when requested by you, we will execute any written instruments and do any other acts necessary to effectuate more fully the purposes and provisions of this Agreement;

                           (i)      if any of the Collateral is or in your
opinion may become part of any real estate, we will obtain and deliver to you a written waiver by the record owner and any mortgagees of said real estate of all interest in the Collateral and a written subordination by any person who has a lien on said real estate which is or may be superior to the security interest granted hereby;

                           (j)      we will not permit anything to be done that
may impair or lessen the value of any Collateral or the security intended to be afforded by this Agreement;

                           (k)      we will indemnify and save you harmless from
all loss, costs, damage, liability or expense, including reasonable attorneys' fees, that you may sustain or incur to enforce payment, performance, or fulfillment of any of the debts or obligations secured hereby or in the enforcement of this Agreement and the priority thereof or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement and/or any of the Obligations secured hereby and/or any of the Collateral;

                           (l)      the execution of this Agreement has been
duly approved by the undersigned in any manner required by law.

                  5. We shall be in default under this Agreement upon the happening of any of the following events or conditions:

                           (a)      we shall fail to pay when due or punctually
 perform any of the Obligations;

                           (b)      any covenant, warranty, representation or
statement made or furnished to you by us or on our behalf was false in any material respect when made or furnished;

                           (c)      the loss, theft, substantial damage,
destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon;

                           (d)      we shall become insolvent, cease operations,
dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property;

                           (e)      any proceedings under any bankruptcy or
insolvency law shall be commenced by or against us or any guarantor or endorser of the Obligations; or

                           (f)      any guarantor or endorser of the Obligations
shall die, make an assignment for the benefit of creditors, or suffer the appointment of a receiver of any part of such guarantor's or endorser's property.

                  6. Upon any such default and at any time thereafter, you may declare all Obligations secured hereby immediately due and payable and you shall have the remedies of the secured party provided in the Uniform Commercial Code, and in addition, those provided by other provisions of law and in this Agreement. You will at all times have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon your request, we shall assemble the Collateral and make it available to you at a place designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if at least five days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on your records for us. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, sale, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations secured hereby in such order of application as you may elect, and we shall be liable for any deficiency.

                  7. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations secured hereby and shall be payable on demand with interest thereon at the rate charged upon the Obligations secured hereby, but not in excess of that permitted by law.

                  8. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations secured hereby shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments pursuant to the Uniform Commercial Code in form satisfactory to you and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the collateral.

                  9. This Agreement cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to you hereunder shall enure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall enure to the benefit of and shall bind the representatives, successors and assigns of each of us and them.

                                                     Very truly yours,

(Seal)
                                                     GlenGate Apparel, Inc.

Attest:

/s/ Norman Britman                  By:  /s/ George J. Gatesy
Norman Britman, Secretary                George J. Gatesy
                                         President & Ceo

                             On: September 26, 1996

(Seal)                                   Accepted at New York, New York


                             On: September 26, 1996

Attest:                                     MILBERG FACTORS, INC.


/s/ Harold H. Oertell               By:  /s/ Joseph V. Goldberg, Jr.
Harold H. Oertell                            Joseph V. Goldberg, Jr.
Secretary/Treasurer                          President